UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2026

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	NTLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 27, 2026, Intellia Therapeutics, Inc. (the “Company” or “Intellia”) issued a press release titled “Intellia Therapeutics Announces FDA Lift of Clinical Hold on MAGNITUDE-2 Phase 3 Clinical Trial in ATTRv-PN.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On January 27, 2026, Intellia announced that the U.S. Food and Drug Administration (“FDA”) has removed the clinical hold on the investigational new drug application (“IND”) for the MAGNITUDE-2 Phase 3 clinical trial of nexiguran ziclumeran (“nex-z”) for patients with hereditary transthyretin (“ATTR”) amyloidosis with polyneuropathy (“ATTRv-PN”). On October 29, 2025, the FDA imposed a clinical hold on the INDs for the MAGNITUDE-2 trial and the MAGNITUDE Phase 3 clinical trial of nex-z for patients with ATTR amyloidosis with cardiomyopathy (“ATTR-CM”), following the observation of Grade 4 liver transaminases and increased total bilirubin in a patient who was dosed with nex-z in MAGNITUDE that met the trial’s protocol-defined pausing criteria and subsequently passed away, as previously disclosed. The Company has aligned with FDA on certain study modifications and mitigation measures that include enhanced safety monitoring of liver laboratory tests. The Company is engaged with clinical trial investigators, ethics committees, international regulatory authorities and other stakeholders to resume enrollment activities as quickly as possible.

The Company’s engagement with FDA is ongoing regarding the clinical hold on the IND for the MAGNITUDE Phase 3 clinical trial of nex-z for patients with ATTR-CM. The Company plans to provide an update once alignment has been achieved on the path forward for this program.

Forward-Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

These forward-looking statements include, but are not limited to, express or implied statements regarding Intellia’s beliefs and expectations regarding: the safety, tolerability, efficacy, success and advancement of its clinical programs for nex-z for ATTR amyloidosis, including its MAGNITUDE Phase 3 study of nex-z for the treatment of ATTR-CM and its MAGNITUDE-2 Phase 3 study of nex-z for the treatment of ATTRv-PN; its ability to engage with clinical trial investigators, ethics committees, international regulatory authorities and other stakeholders to resume enrollment activities as quickly as possible; and its ability to engage with FDA regarding the clinical hold on the MAGNITUDE Phase 3 clinical trial and provide an update once alignment has been achieved on the path forward for this program.

Any forward-looking statements in this current report on Form 8-K are based on management’s current expectations and beliefs of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: uncertainties related to Intellia’s ability to resume the MAGNITUDE and MAGNITUDE-2 trials; regulatory agencies’ evaluation of regulatory filings and other information related to our product candidates, including nex-z; uncertainties related to the authorization, initiation and conduct of studies and other development requirements for our product candidates, including uncertainties related to regulatory approvals to conduct clinical trials; the risk that any one or more of Intellia’s product candidates, including nex-z, will not be successfully developed and commercialized; risks related to Intellia’s ability to protect and maintain its intellectual property position; risks related to valid third party intellectual property; risks related to Intellia’s relationship with third parties, including its licensors and licensees; risks related to the ability of its licensors to protect and maintain their intellectual property position; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies for the same product candidate or Intellia’s other product candidates; and risks related to Intellia’s reliance on collaborations, including that its collaboration with Regeneron Pharmaceuticals, Inc. will not continue or will not be successful. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Intellia’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intellia’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in Intellia’s other filings with the Securities and Exchange Commission. All information in this current report on Form 8-K is as of the date of the report, and Intellia undertakes no duty to update this information unless required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 27, 2026, titled “Intellia Therapeutics Announces FDA Lift of Clinical Hold on MAGNITUDE-2 Phase 3 Clinical Trial in ATTRv-PN”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date: January 27, 2026	By:	/s/ John M. Leonard
	Name:	John M. Leonard
	Title:	Chief Executive Officer and President